UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2007
Leadis Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50770	77-0547089

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 W. California Avenue; Suite 200; Sunnyvale, California	94086

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (408) 331-8600

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          On September 7, 2007, Leadis Technology, Inc., (the “Company”), pursuant to resolutions of the Board of Directors of the Company, amended and restated Sections 34 and 36 of its Amended and Restated Bylaws (as so amended, the “Bylaws”) to expressly permit the issuance of uncertificated shares in book entry form. The Bylaws were effective immediately upon adoption of such resolutions. The amendment was made to comply with recently adopted rules of the Nasdaq Global Market that will apply to the Company effective January 1, 2008.
A copy of the Bylaws as so amended is filed herewith as Exhibit 3.2.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
3.2	Amended and Restated Bylaws of the Registrant as currently in effect.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leadis Technology, Inc.

Date: September 12, 2007	/s/ John K. Allen

John K. Allen
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
3.2	Amended and Restated Bylaws of the Registrant as currently in effect.